Exhibit 10.17

MERCHANTS BANCSHARES, INC.

Amended and Restated 1996 STOCK OPTION PLAN

1. Purpose.

      The purpose of the Merchants Bancshares, Inc. 1996 Stock Option Plan (the "Plan") is to provide an incentive to certain employees of Merchants Bancshares, Inc. a Delaware corporation (the "Company"), or affiliates thereof, by granting to such employees: (i) incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) options not constituting ISOs ("NQSOs"), in either case to acquire common stock, ($.01) par value of the Company ("Stock"). Options granted under this Plan may be either ISO's or NQSO's, as determined at the discretion of the Board and as reflected in the terms of the written option agreements.

2. Effective Date and Term of the Plan.

      The Plan is effective as of the date executed as indicated below (the "Effective Date"). Unless sooner terminated, the Plan shall continue in effect from the Effective Date until the day before the tenth anniversary of the Effective Date (the "Termination Date"). In no event shall an ISO or NQSO (collectively "Options") be granted after the Termination Date. Options granted prior to the Termination Date shall remain in effect until their exercise, surrender, cancellation or expiration in accordance with the terms of the written option agreement.

3. Stock Subject to the Plan.

      (a)     Subject to adjustment as provided in Section 10 below, the aggregate number of shares of Stock ("Shares") to be delivered upon exercise of all Options granted under the Plan shall not exceed 400,000.

      (b)    If any Option granted under the Plan expires, terminates or is canceled without having been exercised in full, the number of Shares as to which the Option has not been exercised shall become available for further grants under the Plan, except that if any Option is canceled on account of the exercise of a related Option, the Shares represented by such canceled Option shall no longer be available for issuance under the Plan.

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(c) Upon exercise of an Option the Company may issue authorized but unissued Shares, Shares held in its treasury, or both.

(d) Shares issued upon the exercise of an Option shall be fully paid and nonassessable.

(e) Unless otherwise determined by the Committee, no fractional share of Stock shall be issued or transferred upon exercise of an Option under the Plan.

4. Administration of the Plan.

      (a)    Committee. The Plan shall be administered by a Committee of the Board of Directors (the "Committee"). The Committee shall initially consist of the entire Board. However, the Board may elect at any time to provide that the Committee shall consist of not less than two members, each of whom shall be a Director who is a "Non-Employee Director" within the meaning of 17 Code of Federal Regulations Section 240.16b-3(b)(3)(i). The Committee shall be appointed by, and serve at the pleasure of, the Board of Directors.

      (b)    Authority. Subject to the specific limitations and restrictions set forth in the Plan, the Committee shall have the authority: (i) to grant ISOs to employees whom the Committee determines are key to the success of the Company ("Key Employees"); (ii) to grant NQSOs to such employees as the Committee shall select (the grantee of an ISO or NQSO being hereinafter referred to as an "Optionee"); (iii) to make all determinations necessary or desirable for the administration of the Plan including, within any applicable limits specifically set out in the Plan, the number of Shares that may be purchased under an Option, the price at which an Option may be exercisable, and the period during which an Optionee must remain in the employ of the Company or a subsidiary of the Company prior to the exercise of an Option; (iv) to construe the respective Option agreements and the Plan; (v) to prescribe, amend and rescind rules and regulations relating to the Plan; (vi) to determine the terms and provisions of the respective Option agreements, which need not be identical, (vii) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option granted under the Plan, in a manner

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that the Committee deems necessary or desirable; (viii) to amend any Option granted under the Plan, subject to the provisions of the Plan; (ix) to grant to Optionees in exchange for their surrender of Options, new Options containing such other terms and conditions as the Committee shall determine; and (x) to make other determinations that, in the judgment of the Committee, are necessary or desirable for the administration of the Plan. Any interpretation or decision of the Committee shall be final and conclusive. Nothing in this Section 4(b) shall give the Committee the right to increase the total number of Shares that may be purchased on exercise of Options (except as provided in Section 10 below), to extend the term of the Plan, or to extend the period during which an ISO is exercisable beyond ten years from the date of grant thereof.

      (c)    Liability/Protection. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to serving as a member of the Committee. Service as a member of the Committee shall constitute service as a member of the Board of Directors, so that members of the Committee shall be entitled to indemnification for their service on the Committee to the full extent provided for service as members of the Board of Directors.

5. Option Grants.

      (a)    Option Agreement. The Committee shall have sole authority to grant Options under this Plan. Each Option granted under the Plan shall be evidenced by a stock option agreement (the "Option Agreement"). The Option Agreement shall be subject to the terms and conditions of the Plan and may contain additional terms and conditions (which may vary from Optionee to Optionee) not inconsistent with the Plan, as the Committee may deem necessary or desirable. Appropriate officers of the Company are hereby authorized to execute and deliver Option Agreements, and amendments thereto, in the name of the Company, but only to the extent consistent with this Plan.

      (b)    Option Price. The Option Price of each share of Stock purchasable under an Option granted under the Plan shall be determined by the Committee at the time the Option is granted, and shall be specified in the Option Agreement. The Option Price shall not be less than (i) in the case of a grant of

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an ISO to a Key Employee who, at the time of the grant, is not a Ten Percent Shareholder, as defined below, one hundred percent (100%) of the fair market value of a Share as determined on the date the Option is granted; (ii) in the case of a grant of an ISO to a Key Employee who, at the time of grant, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary (a "Ten Percent Shareholder"), one hundred ten percent (110%) of the fair market value of a Share, as determined on the date the Option is granted; or (iii) in the case of a NQSO, the price determined by the Committee. The fair market value of a Share of Stock for purposes of determining the Option Price shall be determined by the Committee in accordance with any reasonable method of valuation consistent with applicable requirements of Federal tax law, including, as applicable, the provisions of Section 422(c)(8) of the Internal Revenue Code of 1986, as amended. The Option Price shall be subject to adjustment in accordance with Section 10 hereof.

      (c)    Number of Shares of Stock. Each Option Agreement shall specify the number of Shares which the Optionee may purchase. The Committee shall have the authority to allow a form of payment other than cash (such as Shares) to the extent consistent with applicable requirements of Federal tax law.

(d) Option Term. The Committee shall determine the length of the Option term, except that no Option term shall extend for a period greater than ten (10) years from the date of grant.

6. Exercise of Options.

      Subject to applicable law and the terms and conditions of the Plan, an Option granted under the Plan shall be exercisable at such time, or times, upon the occurrence of such event or events, for such period or periods, in such amount or amounts, and upon the satisfaction of such terms and conditions including, without limitation, terms and conditions relating to notice of exercise, date the Option is deemed exercised, delivery and transferability of Shares and withholding of taxes, as the Committee shall determine and specify in the Option Agreement. The aggregate fair market value (determined at the time the Option is granted), of the Shares of Stock with respect to which an ISO or ISOs granted to any Key

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Employee are to become exercisable for the first time during any calendar year (under the Plan and any other plan of the Company and its subsidiary corporations) shall not exceed One Hundred Thousand Dollars ($100,000). The application of the limitation set forth in the preceding sentence to any individual Option shall be determined by the Committee subject to applicable rules and regulations under Section 422 of the Code.

7. Expiration of Options.

The unexercised portion of any Option granted under the Plan shall automatically and without notice expire at the time of the earlier to occur of the following:

(a) the expiration of ten (10) years from the date on which the Option is granted, or such shorter term as may be specified in the Option Agreement; or

      (b)    the expiration of the period specified in the Option Agreement following the termination of the Optionee's employment with the Company. Anything to the contrary notwithstanding, in the case of an ISO, such Option shall by its terms not be exercisable after the expiration of ten (10) years (or, in the case of an Option granted to a Ten Percent Stockholder, five (5) years) from the date such Option is granted.

8. Non-Transferability of Options.

      (a)    No Option granted under the Plan shall be transferable by an Optionee other than by will or the laws of descent or distribution. During the lifetime of an Optionee, an Option shall be exercisable only by the Optionee. Except as otherwise determined by the Committee, any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of, or to subject to execution, attachment or similar process, any Option other than as permitted above shall be null and void and of no effect, and shall result in the forfeiture of all rights as to such Option.

      (b)    The Company may require any person to whom an Option is granted, as a condition of exercising such Option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the Option for his or her own

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account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with applicable Federal and state securities laws.

      (c)    Notwithstanding any provision of the Plan or the terms of any Option granted pursuant to the Plan, the Company shall not be required to issue any Shares if such issue or transfer would, in the judgment of the Committee, constitute a violation of any state or Federal law or the rules or regulations of any governmental regulatory body or any securities exchange. Each Option may be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration, or qualification of the Shares subject to such Option upon any securities exchange or under any state or Federal law, or the consent, or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration, or qualification.

9. No Special Rights.

      Until an Optionee has made payment of the Option Price, has paid or has had satisfied any applicable withholding taxes, and has had issued to him a certificate or certificates for the Shares so acquired, the Optionee shall have no rights as a stockholder of the Company with respect to the Stock. No Option granted under the Plan shall confer upon an Optionee any right to continued employment with the Company or its subsidiaries, nor shall it interfere in any way with the right of the Company or its subsidiaries to terminate an Optionee's employment at any time.

10. Adjustments for Change in Capital Structure and Special Transactions.

      (a)    Recapitalization, etc. In the event of a stock dividend, stock split, or recapitalization, or a corporate reorganization in which the Company is a surviving corporation, including without limitation a merger, consolidation, split-up or spin-off, or a liquidation, or distribution of securities or assets other

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than cash dividends (a "Restructuring Event"), the number or kinds of Shares subject to the Plan or to any Option previously granted, and the Option Price, shall be adjusted proportionately by the Committee to reflect such Restructuring Event. For example, in the case of a two for one stock split, the number of Shares issuable upon exercise of an option would be doubled and the exercise price of such option would be decreased by one half.

      (b)    Special Transactions. In the event of a merger, consolidation, or other form of reorganization of the Company with or into another corporation (other than a merger, consolidation, or other form of reorganization in which the Company is the surviving corporation), a sale or transfer of all or substantially all of the assets of the Company or a tender or exchange offer made by any corporation, person or entity (other than an offer made by the Company), all Options held by any Optionee shall be fully vested and exercisable by the Optionee. Furthermore, the Committee, either before or after the merger, consolidation or other form of reorganization, may take such action as it determines in its sole discretion with respect to the number or kinds of Shares subject to the Plan or any Option under the Plan. Such action by the Committee may include (but shall not be limited to) the following:

      (i)    permitting an Optionee at any time during such period as the Committee shall prescribe in connection with such merger, consolidation, other form of reorganization, sale or transfer of assets, or tender or exchange offer, to surrender his Option (or any portion thereof), to the Company in exchange for a cash payment in an amount and in a manner determined by the Committee; or

      (ii)    requiring an Optionee, at any time in connection with such merger, consolidation, other form of reorganization, sale or transfer of assets, or tender or exchange offer, to surrender his Option (or any portion thereof) to the Company (A) in exchange for a cash payment as described in clause (i) above, or (B) in exchange for, and subject to shareholder approval of, a substitute Option or other award issued by the corporation surviving such merger, consolidation or other form of reorganization (or an affiliate of such corporation), or the

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corporation acquiring such assets (or an affiliate of such corporation), which the Committee, in its sole discretion, determines to have a value substantially equivalent to the value of the Option surrendered.

11. Amendment, Suspension, or Termination of the Plan.

      The Committee may at any time amend, suspend, or terminate any and all parts of the Plan, any Option granted under the Plan, or both in such respects as the Committee shall deem necessary or desirable, except that no such action may be taken which would impair the rights of any Optionee with respect to any Option previously granted under the Plan without the Optionee's consent.

12. Governing Law.

      The Plan shall be governed by the laws of the State of Vermont without regard to the principles of conflict of laws. In case any one or more of the provisions contained herein are for any reason deemed to be invalid, illegal or unenforceable in any respect by a judicial body, such illegality, invalidity or unenforceability shall not effect any other provision of this Plan, and this Plan shall be construed as if such invalid, unenforceable or illegal provision had never been contained herein.

13. References.

      In the event of an Optionee's death or a judicial determination of his physical or mental incompetence, reference in the Plan to the Optionee shall be deemed, where appropriate, to refer to his beneficiary or his legal representative.

In witness whereof, this plan is adopted this 15th day of February, 2007.

MERCHANTS BANCSHARES, INC.

By:	/s/ Janet P. Spitler

Duly Authorized Agent

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Exhibit "A"

MERCHANTS BANK STOCK OPTION PLAN BENEFICIARY DESIGNATION FORM

Please print in ink:

PARTICIPANT INFORMATION

Name:_________________________________
Social Security Number:___________________

Address:________________________________
________________________________
Telephone Number:________________________

I. Designation of Person to Receive and Exercise Options:

      Pursuant to my option agreement under the Merchants Bank 2006 Stock Option Plan (the "Plan"), I hereby revoke any prior designations of the person or persons to receive and to have the right to exercise my stock options under the Plan, and I hereby designate the following person or persons to receive and have the right to exercise my stock options on account of my death subject to my right to change this designation and subject to the terms of the Plan:

A.	Primary Designee(s):

Name, Address:__________________________
_______________________________________
_______________________________________
Telephone Number:_______________________
Relationship to Participant:_________________
% of Options:________________________
Date of Birth:________________________

Name, Address:__________________________
_______________________________________
_______________________________________
Telephone Number:_______________________
Relationship to Participant:_________________
% of Options:________________________
Date of Birth:________________________

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B:	Contingent Designee(s) (will receive indicated portions of Options if no Primary Designee survives the Participant):

Contingent Designee(s):

Name, Address:__________________________
_______________________________________
_______________________________________
Telephone Number:_______________________
Relationship to Participant:_________________
% of Options:________________________
Date of Birth:________________________

Name, Address:__________________________
_______________________________________
_______________________________________
Telephone Number:_______________________
Relationship to Participant:_________________
% of Options:________________________
Date of Birth:________________________

	__________	________________________
	Date	Participant's Signature

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